 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 5, 2008
TUMBLEWEED COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)
Delaware	000-26223	94-3336053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Saginaw Drive, Redwood City, California		94063
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(650) 216-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02           Results of Operations and Financial Condition.

On February 5, 2008, Tumbleweed Communications Corp., a Delaware corporation, announced its financial results for the fiscal quarter and year ended December 31, 2007 and forward-looking statements relating to the first quarter of fiscal year 2008. A copy of the press release is furnished as Exhibit 99.1 hereto.

9.01           Financial Statements and Exhibits.

(d)             Exhibits.

99.1	Press Release of Registrant, dated February 5, 2008, entitled "Tumbleweed Reports Results for Fourth Quarter and Full Year 2007."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TUMBLEWEED COMMUNICATIONS CORP.

By: /s/ James J. MacDonald_________________
Name: James J. MacDonald
Title: Vice President and Deputy General Counsel

Date: February 5, 2008

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Registrant, dated February 5, 2008, entitled "Tumbleweed Reports Results for Fourth Quarter and Full Year 2007."